Exhibit 10.74

FOURTEENTH AMENDMENT TO THE

PARSONS CORPORATION RETIREMENT SAVINGS PLAN

(2017 AMENDMENT AND RESTATEMENT)

The Parsons Corporation Retirement Savings Plan (2017 Amendment and Restatement), as previously amended (the “Plan”) is hereby amended as follows:

1.
The Plan is amended effective July 1, 2025 to accept the following legal entities as participating employers in the Plan: BCC Engineering, Inc. and Cromulence LLC and provide eligibility for the employees of BCC Engineering,Inc and Cromulence LLC to participate in the Plan.
2.
The Plan is amended effective July 1, 2025 the BCC Engineering Inc. Retirement Plan and Trust is merged into this Plan
3.
The Plan is amended effective July 2, 2025 to provide eligibility for the employees of Silver Palm Technologies LLC to participate in the Plan.
4.
The Plan is amended effective July 4, 2025 to provide eligibility for the employees of Blue Ridge Envisioneering, Inc. to participate in the Plan.
5.
All other terms and conditions of the Plan, and all previous amendments thereto, shall remain in full force and effect.

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Exhibit 10.74

IN WITNESS WHEREOF, this instrument of amendment is executed this ___ day of June 2025.

PARSONS CORPORATION

By:

Name:

Title: _________________________________